[TO BE SUPPLEMENTED LATER]


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

     We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 1 Registration Statement on Form S-8 of View Systems, Inc. of our report dated July 20, 2000 with respect to the consolidated financial statements of View Systems, Inc. included in its Annual Report on Form 10-KSB (as amended) filed with the Securities and Exchange Commission.


                                                         /s/Stegman & Company
Baltimore, Maryland
March 28, 2001